Exhibit 99.2

epiq Clarity. Efficiency. Confidence. Second Quarter 2016 Earnings Conference Call August 9, 2016 NASDAQ: EPIQ

Forward-Looking Statements & Use of Non-GAAP Measures This presentation includes forward-looking statements. These forward-looking statements include, but are not limited to, any projection or expectation of earnings, revenue or other financial items; the plans, strategies and objectives of management for future operations; factors that may affect our operating results; new products or services; the demand for our products and services; our ability to consummate acquisitions, successfully integrate them into our operations and achieve expected synergies; future capital expenditures; effects of current or future economic conditions or performance; industry trends and other matters that do not relate strictly to historical facts or statements of assumptions underlying any of the foregoing. These forward-looking statements are based on our current expectations. In this press release, we make statements that plan for or anticipate the future. Forward-looking statements may be identified by words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “may,” “estimated,” “goal,” “objective,” “seeks,” and “potential” and variations of these words and similar expressions or negatives of these words. Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, provide a “safe harbor” for forward-looking statements. Because forward-looking statements involve future risks and uncertainties, listed below are a variety of factors that could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. These factors include (1) failure to keep pace with technological changes and significant changes in the competitive environment, (2) risks associated with cyber-attacks, interruptions or delays in services at data centers, (3) general economic conditions and the cyclical nature of certain markets; (4) risks of errors or fraud related to our business processes, (5) interruptions or delays in service at data centers we utilize for delivery of our services, (6) undetected errors in, and failure of operation of, software products releases, (7) unavailability of third-party technology, (8) failure of our financial, operating and information systems to operate as intended, (9) our inability to attract, develop and retain executives and other qualified employees, (10) risks associated with the integration of acquisitions into our existing business operations, (11) risks associated with our international operations, (12) risks of litigation for infringement of proprietary rights, (13) future government legislation or changes in judicial interpretations, (14) any material non-cash write-downs based on impairment of our goodwill, (15) fluctuations in our quarterly results that could cause fluctuations in the market price of our common stock, (16) volatility of the market price of our common stock, (17) the impact of our current review process of strategic alternatives, (18) the impact of potential proxy contests and related litigation, (19) our failure to pay cash dividends, (20) our inability to raise additional capital to fund our operations because of our level of indebtedness, (21) our inability to maintain compliance with debt covenant ratios, (22) risks associated with indebtedness and interest rate fluctuations, (23) risks associated with provisions of our articles of incorporation that prevent a takeover of Epiq, and (24) other risks detailed from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. In addition, there may be other factors not included in our Securities and Exchange Commission filings that may cause actual results to differ materially from any forward-looking statements. We undertake no obligation to update publicly or revise any forward-looking statements contained herein to reflect future events or developments, except as required by law. This presentation includes the following non-GAAP financial measures: (i) adjusted net income (net income (loss) adjusted for amortization of acquisition intangibles, intangible asset impairment expense, share-based compensation expense, contingent equity award expense, acquisition and related expense, loan fee amortization and write off, litigation (recovery) expense, timing of recognition of expense, reorganization expense, gain or loss on disposition of assets, strategic and financial review expense and the effect of tax adjustments that are outside of Epiq Systems’ anticipated effective tax rate, all net of tax), (ii) adjusted earnings per share, calculated as adjusted net income on a fully diluted per share basis, and (iii) adjusted EBITDA (net income (loss) adjusted for depreciation and amortization, intangible asset impairment expense, share-based compensation expense, contingent equity award expense, acquisition and related expense, net expense related to financing, litigation (recovery) expense, timing of recognition of expense, reorganization expense, gain or loss on disposition of assets, strategic and financial review expense and income tax expense (benefit)). Income taxes typically represent a complex element of a company’s income statement and effective tax rates can vary widely between different periods. Epiq Systems uses an approximate statutory tax rate of 40% to reflect income tax effects in the presentation of its adjusted net income and adjusted net income per share. Utilization of an approximate statutory tax rate for presentation of adjusted net income and adjusted net income per share measures is done to allow a consistent basis for investors to understand financial performance of the company across historical periods. Management of Epiq Systems uses these non-GAAP financial measures, together with GAAP results, to assess current and prospective operating results, [to make decisions regarding the future direction of the company and to assess anticipated operating results for potential acquisitions. Management of Epiq Systems believes adjusted net income, adjusted earnings per share and adjusted EBITDA may be useful to investors to compare the results of operations of Epiq Systems [and trends] with those of other companies without the effect of unusual or non-recurring items from period to period. The compensation committee has used adjusted earnings per share and adjusted EBITDA in evaluating the performance of management and in determining executive bonuses. . These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations and to allow a comparison with other companies, many of whom use similar non-GAAP financial measures to supplement their GAAP results. Certain items are excluded from these non-GAAP financial measures to provide additional comparability measures from period to 2 period. These non-GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies. These non-GAAP financial measures are reconciled in the accompanying tables to the most directly comparable measures as reported in accordance with GAAP, and should be viewed in addition epiq

Selected Second Quarter 2016 Financial Results Three months ended June 30, (In millions, except per share data) 2016 2015 Technology Segment Operating Revenue $96.0 $93.2 Bankruptcy & Settlement Administration Segment $34.6 $37.4 Operating Revenue Total Operating Revenue $130.6 $130.6 Net Loss ($5.6) ($3.2) Net Loss Per Share (Diluted) ($0.15) ($0.09) Diluted Weighted Averages Shares 37.4 36.5 Adjusted EBITDA(1) $28.4 $24.7 Adjusted Net Income(2) $8.0 $6.7 Adjusted Earnings Per Share (EPS) (Diluted)(3) $0.21 $0.18 Adjusted Diluted Shares 37.8 37.1 Net Cash provided by Operating Activities $13.2 $24.1 (1) A non-GAAP measure, refer to page 8 for reconciliation to most directly comparable GAAP measure. (2) A non-GAAP measure, refer to page 9 for reconciliation to most directly comparable GAAP measure. (3) A non-GAAP measure, refer to page 10 for calculation. Q2 2016 Earnings Conference Call 3 epiq

Selected Balance Sheet Information As of As of (In thousands) June 30, 2016 Dec 31, 2015 Cash and Cash Equivalents $17,296 $27,620 Trade Accounts Receivable, Net 167,457 140,597 Property and Equipment, Net 70,329 77,715 Goodwill 476,973 477,479 Other Intangibles, Net 37,489 44,943 Indebtedness (including current portion) 395,780 383,578 Equity 298,692 308,121 Q2 2016 Earnings Conference Call 4 epiq

Cash from Operating Activities Six months ended June 30, (In thousands) 2016 2015 Net Loss ($5,645) ($1,508) Non-cash Adjustments to Net Loss Depreciation and Amortization 27,072 25,758 Other, Net 9,279 11,731 Changes in Operating Assets and Liabilities, Net Trade Accounts Receivable (29,394) (14,958) Other, Net 1,561 6,908 Net Cash Provided by Operating Activities $2,873 $27,931 Q2 2016 Earnings Conference Call 5 epiq

Segment Operating Results Operating Revenue by Segment Q2 2016 Q2 2015 YTD 2016 YTD 2015 27% 29% 28% 32% 73% 71% 72% 68% Technology Bankruptcy & Settlement Administration Bankruptcy & Settlement Technology Administration Operating Adjusted Operating Adjusted (In millions) Revenue EBITDA(1) Revenue EBITDA(1) Q2 2016 $96.0 $29.2 $34.6 $10.0 Q2 2015 $93.2 $24.0 $37.4 $9.5 (1) Total consolidated Adjusted EBITDA was equal to $28.4 million for the three months ended June 30, 2016 and $24.7 million for the three months ended June 30, 2015. The Adjusted EBITDA segment information provided herein excludes ($10.8) million of unallocated corporate Adjusted EBITDA for the three months ended June 30, 2016 and ($8.8) million for the three months ended June 30, 2015. See accompanying tables for details. 6 Q2 2016 Earnings Conference Call epiq

2016 Financial Guidance Guidance estimates for fiscal year 2016. Guidance estimates may be updated in future periods as conditions permit(1). 2016E Operating Revenue $520 - $540 million Adjusted EBITDA(2) $112 - $118 million Adjusted EPS(2) $0.87 - $0.90 (1) This guidance includes a number of assumptions based on current facts and expectations, which are subject to change. (2) The financial tables accompanying this presentation do not include a reconciliation of Epiq’s 2016 estimated adjusted EBITDA or adjusted net income (used to calculate adjusted earnings per share) to an estimate of GAAP net income. It is difficult to predict and estimate future nonrecurring operating charges incurred in connection with the completion of activities related to our strategic and financial review process and impairment charges related to goodwill and acquired intangible assets, as these items are dependent on future events that are uncertain. Accordingly, a reconciliation of our non-GAAP financial measure guidance to the corresponding GAAP measure is not available without unreasonable effort. Q2 2016 Earnings Conference Call 7 epiq

Adjusted EBITDA Reconciliation (In thousands) (Unaudited) Q2 2016 Q2 2015 Net Loss ($5,580) ($3,241) Plus: Depreciation and Amortization Expense 13,764 14,308 Intangible asset impairment expense - 1,162 Share-based Compensation Expense 965 5,305 Contingent Equity Award Expense (1) 2,984 - Acquisition and Related Expense (2) -1,710 Expense Related to Financing, net (3) 5,457 5,383 Litigation Expense, Net (4) 8 17 Reorganization Expense (5) - 790 (Gain) Loss on Disposition of Assets 1 (31) Strategic and Financial Review Expense (6) 4,480 632 Income Tax (Benefit) Expense 6,338 (1,322) Adjusted EBITDA $28,417 $24,713 (1) Expense related to restricted stock awards issued to our executive officers and directors and annual incentive that Epiq has historically paid in common stock that were contingent upon shareholder approval of an increase in the number of shares available for issuance under our equity compensation plan. Prior to obtaining shareholder approval, the expense related to these awards is excluded from share-based compensation expense. (2) Acquisition and related expense includes one-time costs associated with acquisitions. (3) Expense related to financing is net of interest income. (4) Litigation expense and recovery related to significant one-time matters. (5) Expenses primarily related to one-time charges for post-employment benefits. (6) Includes legal and other professional expenses incurred in connection with our strategic and financial review process and expenses related to a legal dispute with a shareholder. 8 Q2 2016 Earnings Conference Call epiq

Adjusted Net Income (Non-GAAP) Reconciliation (In thousands, except per share data) (Unaudited) Q2 2016 Q2 2015 Net Loss ($5,580) ($3,241) Plus: Amortization of Acquisition Intangibles 3,680 4,810 Intangible asset impairment expense - 1,162 Share-based Compensation Expense 965 5,305 Contingent Equity Award Expense (1) 2,984 - Acquisition and Related Expense (2) - 1,715 Loan Fee Amortization and Write-off 402 1,052 Litigation (Recovery) Expense, Net (3) 8 245 Reorganization Expense (4) - 790 (Gain) Loss on Disposition of Assets 1 (31) Strategic and Financial Review Expense (5) 4,480 632 Income tax effect of above adjustments(6) (5,009) (6,273) Effective Tax Rate Adjustment (7) 6,035 503 Adjusted Net Income $7,966 $6,669 Adjusted Earnings Per Share – Diluted $0.21 $0.18 (1) Expense related to restricted stock awards issued to our executive officers and directors and annual incentive that Epiq has historically paid in common stock that were contingent upon shareholder approval of an increase in the number of shares available for issuance under our equity compensation plan. Prior to obtaining shareholder approval, the expense related to these awards is excluded from share-based compensation expense. (2) Acquisition and related expense includes one-time costs associated with acquisitions. (3) Litigation expense and recovery related to significant one-time matters. (4) Expenses primarily related to one-time charges for post-employment benefits. (5) Includes legal and other professional expenses incurred in connection with our strategic and financial review process and expenses related to a legal dispute with a shareholder. (6) The income tax effect is calculated using a tax rate of 40%. (7) The effective tax rate adjustment reflects a non-GAAP provision for income taxes at a tax rate of 40%.Q2 2016 Earnings Conference Call 9 epiq

Net Income Per Share Calculation (In thousands, except per share data) Q2 2016 Q2 2015 Net Loss ($5,580) ($3,241) Basic Weighted Average Shares 37,432 36,536 Adjustment to reflect share-based awards - Diluted Weighted Average Shares(1) 37,432 36,536 Net Loss Per Share – Diluted ($0.15) ($0.09) Adjusted Net Income (non-GAAP) $7,966 $6,669 Basic Weighted Average Shares 37,432 36,536 Adjustment to reflect share-based awards 340 583 Diluted Weighted Average Shares 37,772 37,119 Adjusted Earnings Per Share – Diluted (non-GAAP) $0.21 $0.18 (1) Diluted weighted average shares outstanding for the three months ended June 30, 2016 and 2015 excludes the impact of share-based awards due to the GAAP Net Loss reported for the period. 10 Q2 2016 Earnings Conference Call epiq

Epiq (NASDAQ: EPIQ) is a leading global provider of integrated technology and services for the legal profession, including electronic discovery, bankruptcy, class action and mass tort administration, federal regulatory actions and data breach responses. Our innovative solutions are designed to streamline the administration of litigation, investigations, financial transactions, regulatory compliance and other legal matters. Epiq’s subject-matter experts bring clarity to complexity, create efficiency through expertise and deliver confidence to our clients around the world. For more information, visit us at www.epiqsystems.com. epiq

Investor Contacts Kelly Bailey Epiq Systems (913) 621-9500 IR@epiqsystems.com Chris Eddy Catalyst Global (212) 924-9800 epiq@catalyst-ir.com NASDAQ: EPIQ Epiq Systems is not authorized to practice law or provide legal services. The services offered by the company are limited to non legal, administrative aspects of document review and discovery projects. epiq